                                                                   EXHIBIT 10.10

                              DATED 15th April 1999

                        (1) TELEMONDE INVESTMENTS LIMITED

                        (2) TELEMONDE INTERNATIONAL BANDWIDTH
                            (BERMUDA) LIMITED,

                            TELEMONDE BANDWIDTH (BERMUDA) LIMITED

                            and

                            TELEMONDE INTERNATIONAL BANDWIDTH LIMITED

                        (3) COMMUNICATIONS COLLATERAL LIMITED

                               COMPOSITE GUARANTEE
                                  AND DEBENTURE

                           MBT(1266)/tba/l2 April 1999

                                    Gouldens
                                 22 Tudor Street
                                 London EC4Y OJJ

                               Tel: 0171 583 7777
                               Fax: 0171 583 3051

MBT(1266)/08.04.99

THIS COMPOSITE GUARANTEE AND DEBENTURE is dated 15th April 1999 and made BETWEEN:

(1) TELEMONDE INVESTMENTS LIMITED a private a company limited by shares incorporated in the British Virgin Islands with registered number 270776 whose registered office is at Cragmuir Chambers, Road Town, Tortola, BVI (the "Parent Company");

(2) the companies whose names, registered numbers and registered offices are set out in Schedule 1 (collectively the "Charging Subsidiaries"); and

(3) COMMUNICATIONS COLLATERAL LIMITED of P0 Box 438, Road Town, Tortola BVI ("the Lender").

Witnesses as follows:-

1.    Definitions and Interpretation

1.1 In this Composite Guarantee and Debenture (hereinafter referred to as "this Debenture") unless the context otherwise requires:

      "Financial Indebtedness"
      means in relation to any person, (a) monies borrowed or raised by such person and fees and expenses payable in relation to such monies borrowed or raised by such person, (b) any liability of such person under any debenture, bond, note or other security, (c) any liability of such person under acceptance credit facilities, financial leases, deferred purchase consideration arrangements or any other agreement or instrument having the commercial effect of a borrowing or raising of money by such person, (d) any liability of such person under interest rate and/or currency swap arrangements, interest rate caps, collars or floors, futures, options and other arrangements similar to any of the foregoing and (e) any guarantee, indemnity or other assurance against financial loss given by such person in respect of any of the foregoing excluding trade debts arising in the ordinary course of business and judgment debts not relating to the matters referred to above.

      "Charging Group"
      means the Parent Company and the Charging Subsidiaries and reference to the Charging Group includes a reference to any one or more of the members of the Charging Group severally.

      "Company"
      means the members of the Charging Group and includes any one or more of them.

      "Debts"
      means all present and future book and other debts and other moneys due owing payable or incurred to any Company including, without limitation, any amounts from time to time standing to the credit of any bank or other accounts of any Company and with the benefit of any guarantees indemnities or other assurances against financial loss affecting any of the same and the benefit of any present or future insurance policies and all proceeds thereof and all things in action which may give rise to any debt revenue or claim and any other rights relating thereto including, without limitation, reservation of proprietary rights of trading and unpaid vendor's liens and associated rights.

      "Default Rate"
      means the rate specified in clause 4.2 of the Facility Agreement

      "Encumbrance"
      means any mortgage, charge (whether fixed or floating), pledge, lien hypothecation, assignment, security interest, title retention or other encumbrance or security agreement or arrangement of any kind.

      "Event of Default"
      means each and every event of default howsoever described in the Facility Agreement.

      "Facility Agreement"
      means an agreement of even date between (1) the Parent Company and (2) the Lender.

      "Group"
      means the Parent Company and its Subsidiaries and the Subsidiaries of that holding company.

      "Guarantor"
      means any Company insofar only as it covenants in this Debenture to pay or discharge the moneys obligations or liabilities due owing or incurred by any other Company to the Lender and "Guarantors" and "Guarantee" shall be construed accordingly and the latter expression shall extend to every separate and independent stipulation or agreement contained in Schedule 2.

      "Intellectual Property"
      means all patents (including applications improvements prolongations extensions and rights to apply therefor) designs (whether registered or unregistered) copyrights design rights trade marks and service marks (whether registered or unregistered) utility models trade and business names knowhow formulae inventions confidential information trade secrets and computer software programs and systems (including the benefit of any licences or consents relating to any of the above) and all fees royalties or other rights derived therefrom or incidental thereto in any part of the world.

      "LPA"
      means the law of Property Act 1925 (as amended).

      "Permitted Security Interest"
      shall have the meaning ascribed thereto in the Facility Agreement. "Receiver" means any receiver or receiver and manager or administrative receiver appointed by the Agent over all or any of the Security Assets pursuant to this Debenture whether alone or jointly with any other person and includes any substitute for any of them appointed from time to time.

      "Secured Liabilities"
      means all moneys obligations and liabilities whatsoever whether for principal interest or otherwise in whatever currency which may now or at any time in the future be due owing or incurred by any of the Companies to the Lender under the terms of the Facility Agreement the Capacity Option Agreement and any other Security Document whether present or future actual or contingent and whether alone severally or jointly as principal guarantor surety or otherwise and in whatever name or style and whether on any current or other account or in any other manner whatsoever and obligations arising under that certain Letter Agreement between Rhone Financial Indemnity Re Limited, certain of its affiliates and Lender dated of even date herewith.

      "Security Assets"
      means all the undertaking and the assets rights and property of any Company which are the subject of any security created or purported to be created by this Debenture and includes any part of or any interest in them.

      "Securities"
      means the Shares and all stocks shares bonds and securities of any kind whatsoever whether marketable or otherwise and all other interests (including but not limited to loan capital) both present and future held by any Company in any person (including any subsidiary of such Company) and includes all allotments rights benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all money or property offered at any time by way of dividend conversion redemption bonus preference option or otherwise in respect thereof Provided always that the TNL Shares shall not be included in this definition.

      "Shares"
      means the shares which are described in Schedule 3.

      "Subsidiary"
      means:

      (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985;

      (b) unless the context otherwise requires, a subsidiary undertaking within the meaning of Sections 258-260 of the Companies Act 1985 as substituted by Sections 21 and 22 of the Companies Act 1989 provided always that TNL shall not be a subsidiary for the purpose of this definition.

      "TNL"
      means Telemonde Networks Limited a private company limited by shares incorporated under the laws of England with No 3714 188 whose registered office is at 17-19 Maddox Street, London WlR ODN.

      "the TNL Shares"
      means any shares in the capital of TNL.

1.2 All terms defined in the Facility Agreement which are used in this Debenture shall bear the same meaning as in the Facility Agreement unless the context requires otherwise and in the event of any conflict between the meaning of any term as defined in the Facility Agreement and any term as defined in this Debenture the definition in this Debenture shall prevail.

1.3 References to Clauses paragraphs and Schedules are to the Clauses and paragraphs of and Schedules to this Debenture.

1.4 Clause headings are inserted for ease of reference only and are not to affect the interpretation of this Debenture.

1.5 Except to the extent the context otherwise requires any reference in this document to "this Debenture" and any other document referred to in it includes any document expressed to be supplemental to or collateral with, or which is entered into pursuant to or in accordance with the provisions of this Debenture or, as the case may be, that other document and shall be deemed to include any instruments amending varying supplementing novating or replacing the terms of any such documents from time to time.

1.6 References to a person include firms companies corporations associations states and administrative and governmental and other entities whether or not a separate legal entity.

1.7 References to any person are construed to include references to that person's successors transferees and assigns whether direct or indirect.

1.8 References to any statutory provisions are to be construed as references to that statutory provision as amended supplemented reenacted or replaced from time to time (whether before or after the date of this Debenture) and are to include any orders regulations instruments or other subordinated legislation made under or deriving validity from that statutory provision.

1.9 The words "other" and "otherwise" are not to be construed ejusdem generis with any foregoing words where a wider construction is possible.

1.10 The words "including" and "in particular" are to be construed as being by way of illustration or emphasis only and are not to be construed as nor shall take effect as, limiting the generality of any foregoing words.

1.11 The covenants agreements obligations and liabilities of the Companies herein contained or implied on their part are joint and several.
2. Covenant to Pay

2.1 Each Company jointly and severally:-

      (a) irrevocably and unconditionally covenants with the Lender that it will on demand pay perform and discharge when due the Secured Liabilities due owing or incurred by it to the Lender; and

      (b) irrevocably and unconditionally covenants and guarantees to the Lender as primary obligor and not merely as surety that it will on demand pay perform and discharge when due all the Secured Liabilities due owing or incurred by any other Company to the Lender.

2.2 The Guarantees contained in Clause 2.1(b) are given subject to and with the benefit of the provisions set out in Schedule 2 by each Guarantor jointly and severally with every other Guarantor.

2.3 Each Company jointly and severally covenants with the Lender to pay interest to the date of payment or discharge (notwithstanding any demand or any judgement obtained by the Lender or the liquidation or administration of or any arrangement or composition with creditors by any Company) at the rate or rates applicable under the agreements or arrangements giving rise to the relevant Secured Liabilities or, if no such rate or rates are specified, at the Default Rate, upon such days and upon such terms are set out in the Facility Agreement as the Lender may from time to time determine.

2.4 All sums payable by any Company under this Debenture shall be paid to the Lender without any set-off counterclaim withholding or deduction whatsoever unless required by law in which event the Company concerned will supply the Lender promptly with evidence satisfactory to the Lender that the Company has accounted to the relevant authority for the sum withheld or deducted.

3. Charge

3.1 Each Company as beneficial owner and as a continuing security for the payment and discharge of the Secured Liabilities charges in favour of the Lender by way of fixed charge:-

      (i) all right title estate and other interests of each Company in any real property now or hereafter owned by the Company;

      (ii) all the right, title and interest of the Company to and in all plant and machinery now or at any time hereafter vested in or held by or on behalf of the Company and all related spare parts fuels equipment and tools but excluding any plant and machinery for the time being forming part of the Company's stock in trade or work in progress;

      (iii) all rights in Intellectual Property or similar rights now or hereafter belonging to the Company;

      (iv) all present and future goodwill and uncalled capital for the time being of the Company;

      (v) all the present and future right title and interest of the Company in the Securities;

      (vi) all bills of exchange promissory notes and negotiable instruments of any description now or at any time hereafter beneficially owned by the Company;

      (vii) all the right title and interest of the Company to and in the Debts and the benefit of all rights contracts securities and guarantees of any nature whatsoever now or at any time enjoyed or held by the Company;

      (viii) any deposits, margins, commissions or other rights of the Company to any commodities and any contract or option relating thereto (whether present or future) and any guarantee or security relating thereto;

      (ix) all loan capital indebtedness or liabilities both present and future on any account or in any manner owing to the Company from any company which now is or may in the future become a member of the Group.

3.2 Each Company as beneficial owner and as a continuing security for the payment and discharge of the Secured Liabilities charges in favour of the Lender by way of floating charge all the undertaking and all the assets rights and income of the Company both present and future not otherwise effectively charged under Clause 3.1 above (other than the TNL Shares which are hereby specifically excluded from the charges created by this Debenture).

3.3 The charges created by Clause 3.1 shall constitute first fixed charges. The charge created by Clause 3.2 shall be a first floating charge unless and until it is converted into a fixed charge pursuant to Clause 5 or by operation of law.

4. Restrictions on Dealing

4.1 Each Company represents warrants and undertakes to the Lender that save with the prior written consent of the Lender it:-

      (a) is and will be the sole beneficial owner of all its Security Assets free from Encumbrances and will not and will procure that none of its Subsidiaries will create or attempt to create or permit to arise or subsist any Encumbrance on any of its assets other than Permitted Security Interests;

      (b) has not and none of its Subsidiaries have sold or agreed to sell or otherwise disposed of or agreed to dispose of and will not ,and will procure that none of its Subsidiaries will, at any time during the subsistence of this Debenture sell assign part with transfer lease license or otherwise dispose of the benefit of all or any of its right title and interest in and to its assets or any material part of them (save for sales of its stock in trade at not less than market value and the use of cash in the purchase and acquisition of rights, goods or services, in either case in the ordinary course of its trading business and until such time as the floating charge created by the Company pursuant to Clause 3.2 has been converted into a fixed charge pursuant to Clause 5 or by operation of law) and will not agree to or grant any option in respect of any of the foregoing.

5. Conversion of Floating Charge

5.1 The Lender may at any time by notice in writing to the Company concerned after an Event of Default has occurred convert any floating charge referred to in Clause 3.2 into a fixed charge as regards any of the Security Assets specified in the notice which the Lender shall consider to be in danger of being seized or sold under any form of distress attachment execution diligence or other process levied or threatened or to be otherwise in jeopardy.

5.2 The floating charge created by this Debenture shall automatically and without notice be converted into fixed charges in respect of any Security Assets subject to it:-

      (a) which shall become subject to an Encumbrance other than a Permitted Security Interests or to a disposition contrary to the provisions of Clause 4; or

      (b) if and when any person levies or notifies any Company that it intends to levy any distress execution sequestration or other process against those Security Assets; or

      (c) if and when the Company to which those Security Assets belong shall cease to carry on business or to be a going concern; or

      (d) if any of the Secured Liabilities become due and outstanding prior to their stated maturity.

6. Representations Warranties and Covenants by the Charging Group

6.1 Each Company hereby represents and warrants to the Lender that except as disclosed by the Borrower in writing on or prior to the date hereof:

      (a) it has, or had at the time of their execution, full power and authority (a) to execute and deliver the Security Documents to which it is a party and (b) to comply with the provisions of, and perform all its obligations under, the Security Documents to which it is a party;

      (b) this Debenture will constitute its legal valid binding and enforceable obligations and is security over the Security Assets and every part thereof is effective in accordance with its terms;

      (c) it has taken all necessary action to authorise the execution and delivery of the Security Documents to which it is a party, and such Security Documents constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as such enforcement may be limited by general equitable principles or by any relevant bankruptcy, insolvency, administration or similar laws affecting creditors' rights generally;

      (d) the entry into and performance by it of the Security Documents and the transactions contemplated thereby to which it is a party do not violate in any respect (i) any law or (ii) its constitutional documents, or (iii) any agreement, contract or other undertaking to which it is a party or which is binding on it or any of its assets;

      (e) all consents, licences, approvals and authorisations required in connection with the entry into, performance, validity and enforceability of the Security Documents and the performance of the transactions contemplated thereby have been obtained and are in full force and effect and will remain so during the subsistence of the security constituted by this Debenture;

      (f) except as set out in the legal opinions provided to the Lender at the request of the Borrower on or prior to draw down of the Advance it is not necessary for the legality, validity, enforceability or admissibility in evidence of any of the Security Documents that the Security Documents or any document relating hereto be registered, filed, recorded or enrolled with any court or authority in any relevant jurisdiction or that any stamp, registration or similar Taxes be paid on or in relation to the Security Documents;

      (g) the aggregate of TNL's assets less the aggregate of TNL's liabilities does not and will not at any time when (i) the security created by this Debenture subsists and (ii) TNL is not a party hereto or to a guarantee and debenture in substantially similar form granted in favour of the Lender, exceed (pound)50,000.

6.2 Save with the prior written consent of the Lender each Company hereby covenants with the Lender;

      (a) to permit the Lender and or its representatives or agents free access at all reasonable times to inspect and take copies and extracts from the books accounts and records of the Company and such other documents as the Lender may require and furnish the Lender with all information and facilities which it may require;

      (b) to grant the Lender or its solicitors on request all such reasonable facilities to enable it or them to carry out at such investigation of title to any Security Assets and enquiries into matters in connection therewith as would be carried out by a prudent mortgagee;

      (c) forthwith upon the execution of this Debenture to deposit with the Lender all certificates or documents of title in respect of the Securities vested in it together with a duly executed instrument of transfer or an assignment (as appropriate) thereof in blank and it is agreed that the Lender shall at any time be entitled to have all or any of the Securities registered in its name or in the name of such nominees as it may select provided that for so long as no Event of Default has occurred the Lender will:-

            (i) hold all dividends interest and other moneys paid on and received by it in respect of any Securities for the account of the Company to which those Securities belong and will pay such dividends interest and other moneys to the Company concerned upon request; and

            (ii) exercise all voting and other rights and powers attached to any Securities as the Company to which those Securities belong may from time to time in writing reasonably direct provided that the Lender shall be under no obligation to comply with any such direction where compliance would in the Lender's reasonable opinion be prejudicial to the security hereby created;

      (d) subject always to the provisions of sub-clause 6.2(c), until the security created by this Debenture shall have been discharged to deliver or pay to the Lender or procure that there are delivered or paid to the Lender all stocks shares securities rights moneys or other property accruing offered or issued at any time by way of bonus redemption exchange purchaser substitution conversion preference option or otherwise in respect of any Securities or the certificates or other documents of title to or representing the same together with an executed instrument of transfer or an assignment in blank and the Lender is hereby authorised to arrange at any time and from time to time for any of the

            Securities to be registered in the name of the Lender or such nominees or agents as the Lender may select;

      (e) to conduct and carry on its business and procure that its Subsidiaries conduct and carry on their businesses in a proper and efficient manner and keep or cause to be kept proper books of account relating to such business.

6.3 None of the covenants in this Clause 6 shall be construed as limiting any powers exercisable by any Receiver appointed by the Agent under this Debenture being an agent of any of the Companies.

7. Enforcement

7.1 If any Event of Default shall occur and be continuing then:-

      (a) the Lender shall cease to be under any further commitment to any Company and the Lender may at any time thereafter (notwithstanding any conflicting agreement or arrangement) declare the Secured Liabilities (or such of them as the Lender may specify) to be immediately due and payable or payable forthwith on demand; and

      (b) the security hereby constituted shall become immediately enforceable and the power of sale and other powers conferred by Section 101 of the LPA as varied or extended by this Debenture shall become immediately exercisable without the restrictions contained in the LPA as to the giving of notice or otherwise.

7.2 The Secured Liabilities shall be deemed for the purposes of all powers implied by statute to have become due and payable within the meaning of Section 101 of the LPA immediately on the execution of this Debenture and Section 103 of the LPA (restricting the power of sale) Section 109 of the LPA (restricting the power to appoint a receiver) and Section 93 of the LPA (restricting the right of consolidation) shall not apply to this Debenture.

8. Protection of Third Parties

8.1 No purchaser mortgagee or other person dealing with a Receiver or the Lender shall be concerned to enquire whether the Secured Liabilities have become payable or whether any power which he or it is purporting to exercise has become exercisable or whether any money is due under this Debenture or as to the application of any money paid raised or borrowed or as to the propriety or regularity of any sale by or other dealing with such Receiver or the Lender. All the protection to purchasers contained in Sections 104 and 107 of the LPA shall apply to any person purchasing from or dealing with a Receiver or the Lender as if the Secured Liabilities had become due and the statutory powers of sale and of appointing a Receiver in relation to the Security Assets had arisen on the date of this Debenture.

9. Appointment of Receiver

9.1 At any time after the security constituted by this Debenture has become enforceable or if any Company so requests in writing at any time the Lender may without further notice to the Company concerned appoint by writing under hand of a duly authorised officer or under seal any one or more persons qualified to act as a receiver or receiver and manager or administrative receiver (as the case may require) under the Insolvency Act 1986 either singly jointly severally or jointly and severally to be a Receiver of all or any part of the Security Assets of that Company and either at the time of appointment or any time thereafter may fix his or their remuneration and except as otherwise required by statute may remove any such Receiver and appoint another or others in his or their place.

9.2 Any Receiver of all or any part of the Security Assets of a Company whether appointed solely or jointly shall have the powers granted by the LPA to any receiver appointed under it and all the powers of an administrative receiver under the Insolvency Act 1986 and in addition shall have power to do the following:-

      (a) enter upon take possession of collect and get in those Security Assets or any part of them in respect of which he may be appointed and to collect and get in all rents and other income whether accrued before or after the date of his appointment and for those purposes to make such demands and bring such proceedings as may seem expedient and to take possession of those Security Assets;

      (b) comply with and perform all or any of the acts matters omissions or things covenanted to be done or omitted by the Company under this Debenture;

      (c) carry on manage develop reconstruct amalgamate or diversify the business of the Company or any part thereof in such manner as he shall in his discretion think fit (including without prejudice to the generality of the foregoing to purchase supplies and materials);

      (d) sell by public auction or private contract or let all or any part of those Security Assets and to let on hire lease surrender and accept surrenders of leases and tenancies, grant rights licences options or easements or exchange all or any part of, and otherwise deal with or dispose of and exercise all rights powers and discretions incidental to the ownership of, any of those Security Assets in the name of and on behalf of the Company or otherwise or concur in doing any of the foregoing in such manner and generally on such terms and conditions and for such consideration (whether in cash debentures or other obligations shares stocks securities or other valuable consideration and whether payable by a lump sum or by instalments) as he may think fit and carry out any such sale by conveying by deed or transferring in the name and on behalf of the Company or otherwise, and so that plant machinery and other fixtures and fittings may be severed and sold separately from the premises containing them, and the Receiver may apportion any rent and the performance of any obligations;

      (e) repair decorate furnish maintain alter improve renew or add to those Security Assets or any part of them as he shall think fit and effect maintain renew or increase indemnity insurance and other insurances and obtain bonds;

      (f) appoint or dismiss managers agents officers employees servants builders or workmen and employ professional advisers and others at such salaries or for such remuneration as he may think fit;

      (g) perform repudiate rescind vary or enter into any arrangement or compromise any contracts or agreements which he may consider expedient;

      (h) settle arrange compromise and submit to arbitration any accounts claims questions or disputes whatsoever which may arise in connection with the business of the Company or any of those Security Assets or in any way relating to the security constituted by this Debenture and bring prosecute defend enforce compromise submit to and discontinue any actions suits arbitrations or proceedings whatsoever whether civil or criminal;

      (i) enter into complete disclaim abandon or disregard determine or rectify all or any of the outstanding contracts or arrangements of the Company and allow time for payment of any debts either with or without security;

      (j) make calls upon the shareholders of the Company in respect of any capital of the Company which may be uncalled;

      (k) use the name of the Company in the exercise of all or any of the powers conferred by this Debenture;

      (l) exercise, or permit the Company or any nominee of the Company to exercise, any powers or rights incidental to the ownership of those Security Assets or any part of them in such manner as he may think fit;

      (m) form a Subsidiary or Subsidiaries of the Company and transfer lease or licence to any such Subsidiary or any other person all or any part of those Security Assets on such terms and conditions and for such consideration as he may think fit;

      (n) in the exercise of any of the powers authorities and discretions conferred on it in this Debenture or for any other purpose to raise and borrow money either unsecured or secured and either in priority to, pari passu with or subsequent to the security constituted by this Debenture or otherwise and generally on such terms and conditions as he may think fit;

      (o) give valid receipts for all moneys and execute all discharges assurances and things which may be proper or desirable for realising those Security Assets or any part of them; and

      (p) execute and do all such other acts things and deeds as he may consider necessary or desirable for realising or preserving those Security Assets or any part of them or incidental or conducive to any of the matters powers or authorities conferred on a Receiver under or by virtue of this Debenture or otherwise and exercise in relation to those Security Assets or any part of them all such powers authorities and things as he would be capable of exercising if he were the absolute beneficial owner of them.

9.3 Any Receiver appointed under this Debenture whether acting solely or jointly shall be deemed to be the agent of the Company concerned and to be in the same position as a receiver appointed under the LPA and such Company shall be solely responsible for his acts omissions defaults losses and misconduct and for his remuneration and the Agent shall not be in any way liable or responsible either to the Company or to any other person whatsoever for any of them.

9.4 If more than one Receiver is appointed of some or all of the Security Assets of a Company each such Receiver shall be entitled to exercise individually all of the powers given to a Receiver under this Debenture in relation to any of the Security Assets in respect of which he has been appointed unless the Agent shall state otherwise in the document appointing him.

10. Application of Proceeds

10.1 Any moneys received by the Lender or any Receiver pursuant to this Debenture or under the powers conferred by this Debenture shall after the occurrence of an Event of Default, and after the payment of any claims having priority to the security created by this Debenture, be applied in the following order but without prejudice to the right of the Lender to recover any shortfall from any Company or Guarantor:-

      (a) where applicable, in payment of all costs charges and expenses of and incidental to the appointment of the Receiver and the exercise of all or any of the powers aforesaid and of all other outgoings properly payable by the Receiver;

      (b) where applicable, in payment of the Receiver's remuneration at such rate as may be agreed with the Lender;

      (c) in or towards payment of the Secured Liabilities in such order as the Lender in its absolute discretion thinks fit;

      (d) in payment of the surplus (if any) to the person or persons entitled to it.

10.2 All moneys received by any Company by virtue of any insurance on the Security Assets, whether or not effected pursuant to this Debenture and whether the event by virtue of which such moneys became payable occurred before on or after the date of this Debenture, shall be deemed part of the Security Assets and (subject to any rights of third parties arising under any statute for the time being relating to the application of insurance moneys) shall unless the Lender shall confirm otherwise in writing be paid to the Lender and any moneys so paid to the Lender or otherwise received by the Lender by virtue of any such insurance shall be applied at the discretion of the Lender either in reduction of the Secured Liabilities or in or towards making good the loss or damage in respect of which they became payable and any moneys received by any Company by virtue of any insurance on the Security Assets shall be held on trust for payment to the Lender in accordance with this Clause 10.2.

10.3 The Lender or any Receiver may credit any moneys to a suspense account for so long and in such manner as the Lender or any Receiver may from time to time determine and the Receiver may retain the same for such period as the Receiver and the Lender consider expedient.

11. Lender's Powers

11.1 At any time after an Event of Default (or if requested by any Company in relation to the Security Assets of that Company) the Lender may without further notice and without first appointing a Receiver exercise all or any of the powers conferred on mortgagees by the LPA as varied or extended by this Debenture and all the powers authorities and discretions conferred expressly or by implication on any Receiver in this Debenture or conferred by statute or common law.

12. Entry into Possession

12.1 If the Lender or any Receiver shall enter into possession of the Security Assets or any part of them it or he may from time to time and at any time go out of such possession. Neither the Lender nor any Receiver shall in any circumstances be liable to account to any Company for anything except its or his actual receipts or be liable to any Company for any loss or damage arising from any realisation of the Security Assets or any part of them or from any act default or omission in relation to the Security Assets or any part of them unless such loss or damage shall be caused by its or his own fraud recklessness wilful default or gross negligence.

13. Discharge of Security

13.1 The security constituted by this Debenture shall be continuing and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Secured Liabilities and shall be binding until all the Secured Liabilities have been discharged in full to the satisfaction of the Lender and the Lender has ceased to have any obligation whether actual or contingent to make any credit or accommodation available to any Company under the Facility Agreement or otherwise.

14. Power of Attorney

14.1 Each Company by way of security irrevocably appoints the Lender and any Receiver and every delegate or sub-delegate referred to in Clause 17 and each of them jointly and also severally to be the attorney of the Company (with full powers of substitution and delegation) for the Company and in its name or otherwise and on its behalf and as its act and deed to sign seal execute deliver perfect and do all deeds instruments notices documents acts and things which the Company may or ought to do under the covenants and provisions contained in this Debenture (including without limitation to make demand upon or to give any notice or receipt to any person owing money to the Company and to execute and deliver any charges legal mortgages assignments or other security) and generally in its name and on its behalf to exercise all or any of the powers authorities and discretions conferred by or pursuant to this Debenture or by the LPA on the Lender or any Receiver or which may be required or which the Lender or any Receiver shall deem fit for carrying any sale or lease charge mortgage or dealing by the Lender or by any Receiver into effect or for giving to the Lender or any Receiver the full benefit of this Debenture and generally to use the name of the Company and to execute and deliver and otherwise perfect any deed assurance agreement instrument or act which it or he may deem proper in the exercise of all or any of the powers, authorities or discretions conferred on the Lender or any Receiver pursuant to this Debenture.

14.2 Each Company hereby ratifies and confirms and agrees to ratify and confirm anything such attorney shall lawfully and properly do or purport to do by virtue of Clause 14.1 and all money expended by any such attorney shall be deemed to be expenses incurred by the Lender under this Debenture.

15. Further Assurances

15.1 Each Company shall immediately notify the Lender of any contract conveyance transfer assignment or other disposition for the acquisition by the Company or any nominee on its behalf of any Securities and shall if the Lender so requires enter into such security instruments as the Lender shall deem necessary to perfect the Lender's security interest therein.

15.2 Each Company agrees that upon demand by the Lender from time to time it shall execute and deliver a formal assignment of all or any part of the Security Assets not now in existence and of any leases now or hereafter to come into existence and that pending any such assignment the Company shall hold the same upon trust for the Lender and subject to the provisions of this Debenture.

15.3 Without prejudice to anything else contained in this Debenture each Company shall at any time at the request of the Lender but at the cost of the Company promptly sign seal execute deliver and do all deeds instruments notices documents acts and things in such form as the Lender may from time to time require for perfecting or protecting the security over the Security Assets or any part of them or for facilitating their realisation and the exercise of all powers authorities and discretions vested in the Lender or any Receiver.

16. Avoidance of Payments

16.1 No assurance security or payment which may be avoided or adjusted under any enactment relating to bankruptcy or under Part VI of the Insolvency Act 1986 or similar legislation binding on any Company in a jurisdiction other than England and Wales and no release settlement or discharge given or made by the Lender on the faith of any such assurance security or payment shall prejudice or affect the right of the Lender to recover from any Company (including the right to recover any moneys which it may have been compelled by due process of law to refund under the provisions of the Insolvency Act 1986 and any costs payable by it pursuant to or otherwise incurred in connection with such process) or to enforce the security created by or pursuant to this Debenture to the full extent of the Secured Liabilities.

17. Delegation

17.1 The Lender may at any time and from time to time delegate by power of attorney or in any other manner to any person or persons all or any of the powers authorities and discretions which are for the time being exercisable by the Lender under this Debenture in relation to the Security Assets or any part of them. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Lender may think fit. The Lender shall not be in any way liable or responsible to any Company for any loss or damage arising from any act default omission or misconduct on the part of any such delegate or sub-delegate.

18. Custody

18.1 The Lender shall be entitled to provide for the safe custody by third parties of all certificates and documents of title relating to the Security Assets and shall not be responsible for any loss or damage occurring to or in respect thereof.

19. Costs

19.1 The Companies shall, on demand, pay to the Lender the amount of all reasonable costs and expenses (including legal and out-of-pocket expenses and any Value Added Tax on such costs and expenses) which it incurs in connection with:-

      (a) the preparation negotiation execution delivery and enforcement of this Debenture;

      (b)   any stamping or registration of this Debenture;

      (c) any actual or proposed amendment of or waiver or consent under or in connection with this Debenture;

      (d)   any discharge or release of this Debenture;

      (e) the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with and the enforcement (or attempted enforcement) of this Debenture;

      (f) dealing with or obtaining advice about any other matter or question arising out of or in connection with this Debenture.

together with interest at the Default Rate thereon from the earlier of the date of demand and the date of payment by the Lender until the date of payment by the Charging Group whether before or after judgment.

20. Indemnity

20.1 The Lender and every Receiver attorney manager agent or other person appointed by the Lender under this Debenture and their respective employees shall be entitled to be indemnified on a full indemnity basis out of the Security Assets in respect of all liabilities and expenses properly incurred or suffered by any of them in or as a result of the exercise or purported exercise of any of the powers authorities or discretions vested in them under this Debenture and against all actions proceedings losses costs claims and demands suffered or incurred by the Lender in respect of any matter or thing done or omitted in any way relating to the Security Assets and the Lender and any such Receiver may retain and pay all sums in respect of the same out of any moneys received under the powers conferred by this Debenture.

21. Communications

21.1 Except as otherwise provided for in this Agreement, all notices or other communications under or in respect of this Agreement to any party hereto shall be given or made by being delivered to such party addressed to it at the address stated below (or at such other address as such party may hereafter specify for such purpose to the others by notice in writing):

      (a) in the case of the Parent Company or the Charging Subsidiary or any of them:

            Telemonde Investments Limited
            Argonaut House
            5 Park Road
            Hamilton
            Bermuda
            Attn:          Michael Collins
            Facsimile No:  001 441 292 4069

      (b)   in the case of the Lender:

            Communications Collateral Limited
            P0 Box 438

            The Tropic Isle Building
            Road Town
            Tortola
            British Virgin Islands

            Attn: Susan Demers
            Tel: 284 494 2616
            Facsimile No: 284 494 2704

            copy to:     Peter Fitzpatrick
                         Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                         New York, New York
                         10104-0053

                         Telephone No: 212 541 2170
                         Facsimile No: 212 541 1371

      A written notice includes a notice by facsimile. Any notice, request, demand or other communication to be given or made hereunder shall be deemed to have been delivered, in the case of any notice, request, demand or other communication given or made by personal delivery or facsimile when despatched or delivered unless despatched or delivered outside normal business hours when it shall be deemed to have been delivered on the next Business Day following the date on which it was despatched or, in the case of any notice, request, demand or other communication given or made by letter, five Business Days after having been posted by airmail provided that each notice, request, demand or other communication given or made by facsimile shall, without prejudice to the validity or effectiveness of the same, be confirmed by airmail.

21.2 Any notice, demand or other communication to be made to the Parent Company or the Charging Subsidiaries pursuant to the terms of this Agreement shall be sufficiently made if given to the Parent Company, and the Charging Subsidiaries hereby irrevocably and unconditionally appoint the Parent Company as their agent for the receipt of any such notice, demand or communication.

22. Transfers

22.1 No party hereto may assign or transfer any of its obligations under this Debenture or enter into any transaction which would result in any of those obligations passing to another person, provided that Lender may assign its rights and obligations hereunder to the extent a default has occurred hereunder or under any other Security Document.

23. Miscellaneous

23.1 No delay or omission on the part of the Lender in exercising any right or remedy under this Debenture shall impair that right or remedy or operate as or be taken to be a waiver of it nor shall any single partial or defective exercise of any such right or remedy preclude any other or further exercise under this Debenture of that or any other right or remedy.

23.2 The rights of the Lender under this Debenture are cumulative and not exclusive of any rights provided by law and may be exercised from time to time and as often as the Lender deems expedient.

23.3 Any waiver by the Lender of any terms of this Debenture or any consent or approval given by the Lender under it shall only be effective if given in writing and then only for the purpose and upon the terms and conditions if any on which it is given.

23.4 The security constituted by this Debenture shall be in addition to and shall not be prejudiced determined or affected by nor operate so as in any way to determine prejudice affect or merge in any Encumbrance which the Lender may now or at any time in the future hold for or in respect of the Secured Liabilities or any of them and the security constituted and remedies conferred by this Debenture shall not be prejudiced by time or indulgence granted to any other person or any abstention by the Lender in perfecting or enforcing any remedies securities guarantees or rights it may now or in the future have from or against the Parent Company or any other person or any waiver release variation act omission forbearance unenforceability indulgence or invalidity of any such remedy security guarantee or right.

23.5 If at any time any one or more of the provisions of this Debenture is or becomes illegal invalid or unenforceable in any respect under any law of any jurisdiction neither the legality validity or enforceability of the remaining provisions of this Debenture nor the legality validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

23.6 Any certificate or determination of the Lender as to any matter provided for in this Debenture shall in the absence of manifest error be conclusive and binding on the Companies.

23.7 This Debenture may be executed in any number of counterparts in which case this Debenture will be as effective as if all signatures on the counterparts were on a single copy of this Debenture.

24. Law and Jurisdiction

24.1 This Debenture is governed by and shall be construed in accordance with English law.

24.2 The parties to this Debenture irrevocably agree for the exclusive benefit of the Lender that the courts of England shall have jurisdiction to hear and determine any suit action or proceeding and to settle any dispute which may arise out of or in connection with this Debenture and for such purposes irrevocably submit to the jurisdiction of such courts.

24.3 Nothing contained in this Clause shall limit the right of the Lender to take proceedings against any Company in any other court of competent jurisdiction nor shall the taking of any such proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not (unless precluded by applicable law).

24.4 Each Company irrevocably waives any objection which it may have now or in the future to the courts of England being nominated for the purpose of this Clause on the ground of venue or otherwise and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS whereof each Company has executed this Debenture as a Deed and the Lender has executed this Debenture the day and year first before written.

                                   SCHEDULE 1

                            (Charging Subsidiaries)

1. Telemonde Bandwidth (Bermuda) Limited a company incorporated under the laws of Bermuda with No. 25085 and having its principal office at Argonaut House, 5 Park Road, Hamilton, Bermuda.

2. Telemonde International Bandwidth (Bermuda) Limited a company incorporated under the laws of Bermuda with No. EC 24606 and having its principal office at Argonaut House, 5 Park Road, Hamilton, Bermuda.

3. Telemonde International Bandwidth Limited a company incorporated under the laws of the British Virgin Islands with No. 303706 whose registered office is at The Lake Building, 1st Floor, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands.

                                   SCHEDULE 2

                  (Guarantee provisions pursuant to Clause 2)

1. This Guarantee is a continuing security and shall remain in full force and effect until all the Secured Liabilities have been finally paid discharged or satisfied in full notwithstanding the liquidation administration or other incapacity or any change in the constitution of any Company or the Guarantor or in the name and style thereof or any intermediate settlement of account or other matter whatsoever. Notwithstanding determination as to the Guarantee of any other Guarantor, this Guarantee is to remain a continuing security as to the Guarantor.

2. This Guarantee is in addition to and shall not merge with or otherwise prejudice or affect or be prejudiced or affected by any other right remedy guarantee indemnity or security and may be enforced without first having recourse to the same or any bill note mortgage charge pledge or lien now or hereafter held by or available to the Lender in respect of any of the Secured Liabilities.

3. If any purported obligation or liability of any Company to the Lender which if valid would have been the subject of this Guarantee is not or ceases to be valid or enforceable against that Company on any ground whatsoever whether or not known to the Lender, including but not limited to any defect in or want of powers of the relevant Company or irregular exercise thereof or lack of authority by any person purporting to act on behalf of such Company or any legal or other limitation (whether under the Limitation Acts or otherwise) disability incapacity or any change in the constitution of or any amalgamation reconstruction liquidation or administration of such Company, the Guarantor shall nevertheless be jointly and severally liable with every other Guarantor to the Lender in respect of that purported obligation or liability as if the same were fully valid and enforceable and the Guarantor was the principal debtor in respect thereof. The Guarantor agrees to keep the Lender indemnified on a full indemnity basis against all actions proceedings losses costs claims and demands arising from any failure of any Company to carry out any such purported obligation or liability.

      4. The liability of the Guarantor shall not be affected nor shall this Guarantee be discharged or diminished by reason of:-

      (a) any present or future bill note guarantee indemnity Encumbrance or other right or remedy held by or available to the Lender being or becoming wholly or in part void voidable or unenforceable on any ground whatsoever or by the Lender from time to time dealing with exchanging varying realising releasing or failing to perfect or enforce any of the same; or

      (b) the Lender compounding with discharging releasing or varying the liability of or granting any time indulgence or concession to any Company or other Guarantor or any other person or renewing determining varying or increasing any bill promissory note or other negotiable instrument accommodation facility or transaction in any manner whatsoever or concurring in accepting or varying any compromise arrangement or settlement or omitting to claim or enforce payment from any Company or any other person; or

      (c) any act or omission which would not have discharged or affected the liability of the Guarantor had it been principal debtor instead of guarantor or anything done or omitted which but for this provision might operate to exonerate the Guarantor.

5. The Guarantor (jointly and severally with each of the other Guarantors) warrants to the Lender that none of them have taken or received and undertake that none of them will take or receive the benefit of any security from any Company or any other person extending to liabilities under this Guarantee. If any such security is taken or the Guarantor receives the benefit of the same the Guarantor declares that such security and all moneys at any time received in respect of it shall be held on trust for the Lender and the Lender as a continuing security for the liabilities of the Guarantor under this Guarantee.

6. The Guarantor agrees to pay interest to the Lender (to the extent that such interest is not paid by the Parent Company) from the date of demand until payment on the amount of all the Secured Liabilities (as well after as before any demand or judgment or the liquidation administration or other incapacity of any Company) at the Default Rate upon such days and upon such terms as may be agreed by the parties to the Facility Agreement.

      SCHEDULE 3

                                    (Shares)

1. 11,990 shares of US$1.00 each in the share capital of TIBBL which are registered in the name of the Parent Company

      Registered Shareholders:-
          Telemonde Investments Limited           11990

                                                  12,000

2. 12,000 shares of US$1.00 each in the share capital of TBBL which are registered in the name of the Parent Company

3. 10 shares of $100 each in the share capital of Telemonde International Bandwidth Limited (being the company referred to in paragraph 3 of Schedule 1) which are registered in the name of the Parent Company.

EXECUTED as a DEED              )
by TELEMONDE                    )
INVESTMENTS LIMITED             )
acting by                       )

                          /s/ M. Collins
                          ---------------------------
                          Director                                  [SEAL]

                          /s/ S. Williams
                          ---------------------------
                          Director/Secretary

EXECUTED as a DEED              )
by TELEMONDE                    )
INTERNATIONAL BANDWIDTH         )
(BERMUDA) LIMITED               )
acting by                       )

                          /s/ M. Collins
                          ---------------------------
                          Director                                  [SEAL]

                          /s/ S. Williams
                          ---------------------------
                          Director/Secretary

EXECUTED for and on behalf of   )
TELEMONDE INTERNATIONAL         )
BANDWIDTH LIMITED               )
acting by                       )

                          /s/ M. Collins
                          ---------------------------
                          Director                                  [SEAL]

                          /s/ S. Williams
                          ---------------------------
                          Director/Secretary

EXECUTED as a DEED              )
by TELEMONDE BANDWIDTH          )
(BERMUDA) LIMITED               )
acting by                       )

                          /s/ M. Collins
                          ---------------------------
                          Director                                  [SEAL]

                          /s/ S. Williams
                          ---------------------------
                          Director/Secretary

EXECUTED for and on behalf      )
of COMMUNICATIONS COLLATERAL    )
LIMITED by                      )

                                    Director

                               Director/Secretary

EXECUTED for and on behalf    )
of COMMUNICATIONS COLLATERAL  )
LIMITED by                    )

                       /s/ Thomas Huser, Attorney in Fact